UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

The Victory Portfolios
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Your Response is greatly needed.

September 10, 2014

Dear Edward Jones Client and Fellow Munder Funds Shareholder:

First, we would like to apologize for any confusion that may have resulted from the communications you recently received from the Munder Funds.  We certainly understand how busy life can be so please allow us an opportunity to clarify a few items.  You are receiving this letter because you own one or more mutual funds managed by Munder as a part of your Edward Jones Advisory Solutions® account.  As a Shareholder of the Munder Funds, we are requesting your input on an extremely important initiative in motion.

By now you likely have received a proxy package and a follow-up letter regarding the Special Meeting of Shareholders of the Munder Funds.  The main purpose of this process is to obtain shareholder approval for a vote on an Agreement and Plan of Reorganization under which each Munder Fund will reorganize into a newly created corresponding mutual fund of The Victory Portfolios.  Shareholder approval is needed to ensure that the proposed reorganizations can proceed.

In order for this transaction to close, we need your proxy vote.  The Special Meeting of Shareholders has been adjourned until September 30, 2014 to provide shareholders who have not yet voted their proxy with additional time to do so.

Victory and Munder believe the reorganizations will benefit the Munder Funds and their shareholders by offering them the continued ability to benefit from opportunities for increased asset growth and improved economies of scale, over the long-term.  It is important to note that the investment managers who currently manage the mutual fund you own will not change as a result of the reorganization.

Your vote is truly important because every share counts toward reaching the required majority of shares present at the meeting as is required for the transaction.  Although responses thus far have been overwhelmingly favorable, we need your help to secure the remaining shares needed due to a relatively high vote requirement.

Voting by one of the following methods is quick and easy:

1.                                      Vote with a Telephone Voting Representative.  You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-331-7487.  Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

2.                                      Vote by Touch-tone Phone.  You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.                                      Vote via the Internet.  You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.                                      Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first three options above to ensure that your response is received in time for the adjourned Special Meeting on September 30, 2014.

Please help us by taking a couple minutes now to vote your shares.   Thank you in advance for your help.

Sincerely,

James V. FitzGerald

President, Munder Series Trust

MUNDER SERIES TRUST

480 Pierce Street, Birmingham, Michigan 48009

Your Response is greatly needed.

September 10, 2014

Dear Fellow Munder Funds Shareholder:

First, we would like to apologize for all the attention you have been receiving from Munder as of late.  We certainly understand how busy life can be.  There is an extremely important initiative in motion at Munder Funds that requires your attention and hopefully your response.   By now you likely have received a proxy package and a follow-up letter regarding the Special Meeting of Shareholders of Munder Funds.  The main purpose of this process is to obtain shareholder approval for a vote on an Agreement and Plan of Reorganization under which each Munder Fund will reorganize into a newly created corresponding series of The Victory Portfolios.  Shareholder approval is needed to ensure that the proposed reorganizations can proceed.

In order for this transaction to close, we need your proxy vote.  The Special Meeting of Shareholders has been adjourned until September 30, 2014 to provide shareholders who have not yet voted their proxy with additional time to do so.

Victory and Munder believe the reorganizations will benefit the Munder Funds and their shareholders by offering them the continued ability to benefit from the expertise of the same portfolio managers currently managing each Munder Fund and opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of Victory’s distribution capabilities.

Your vote is truly important as every share counts toward reaching the required majority of shares present at the meeting as is required for the transaction.  Responses thus far have been overwhelmingly favorable, however due to a relative high vote requirement; we need your help to secure the remaining shares needed.

Voting by one of the following methods is quick and easy:

1.                                      Vote with a Telephone Voting Representative.  You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-331-7487.  Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

2.                                      Vote by Touch-tone Phone.  You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.                                      Vote via the Internet.  You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.                                      Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the adjourned Special Meeting on September 30, 2014.

Please help us by taking a couple minutes now to vote your shares.   Thank you in advance for your help.

Sincerely,

James V. FitzGerald

President, Munder Series Trust

MUNDER SERIES TRUST

480 Pierce Street, Birmingham, Michigan 48009

Your Response is greatly needed.

September 10, 2014

Dear Edward Jones Client and Fellow Munder Funds Shareholder:

First, we would like to apologize for any confusion that may have resulted from the communications you recently received from the Munder Funds.  We certainly understand how busy life can be so please allow us an opportunity to clarify a few items.  You are receiving this letter because you own one or more mutual funds managed by Munder as a part of your Edward Jones Advisory Solutions® account.  As a Shareholder of the Munder Funds, we are requesting your input on an extremely important initiative in motion.

By now you likely have received a proxy package and a follow-up letter regarding the Special Meeting of Shareholders of the Munder Funds.  The main purpose of this process is to obtain shareholder approval for a vote on an Agreement and Plan of Reorganization under which each Munder Fund will reorganize into a newly created corresponding mutual fund of The Victory Portfolios.  Shareholder approval is needed to ensure that the proposed reorganizations can proceed.

In order for this transaction to close, we need your proxy vote.  The Special Meeting of Shareholders has been adjourned until September 30, 2014 to provide shareholders who have not yet voted their proxy with additional time to do so.

Victory and Munder believe the reorganizations will benefit the Munder Funds and their shareholders by offering them the continued ability to benefit from opportunities for increased asset growth and improved economies of scale, over the long-term.  It is important to note that the investment managers who currently manage the mutual fund you own will not change as a result of the reorganization.

Your vote is truly important because every share counts toward reaching the required majority of shares present at the meeting as is required for the transaction.  Although responses thus far have been overwhelmingly favorable, we need your help to secure the remaining shares needed due to a relatively high vote requirement.

Voting by one of the following methods is quick and easy:

1.                                      Vote by Touch-tone Phone.  You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.                                      Vote via the Internet.  You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.                                      Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first three options above to ensure that your response is received in time for the adjourned Special Meeting on September 30, 2014.

Please help us by taking a couple minutes now to vote your shares.   Thank you in advance for your help.

Sincerely,

James V. FitzGerald

President, Munder Series Trust

MUNDER SERIES TRUST

480 Pierce Street, Birmingham, Michigan 48009

OBO

Your Response is greatly needed.

September 10, 2014

Dear Fellow Munder Funds Shareholder:

First, we would like to apologize for all the attention you have been receiving from Munder as of late.  We certainly understand how busy life can be.  There is an extremely important initiative in motion at Munder Funds that requires your attention and hopefully your response.   By now you likely have received a proxy package and a follow-up letter regarding the Special Meeting of Shareholders of Munder Funds.  The main purpose of this process is to obtain shareholder approval for a vote on an Agreement and Plan of Reorganization under which each Munder Fund will reorganize into a newly created corresponding series of The Victory Portfolios.  Shareholder approval is needed to ensure that the proposed reorganizations can proceed.

In order for this transaction to close, we need your proxy vote.  The Special Meeting of Shareholders has been adjourned until September 30, 2014 to provide shareholders who have not yet voted their proxy with additional time to do so.

Victory and Munder believe the reorganizations will benefit the Munder Funds and their shareholders by offering them the continued ability to benefit from the expertise of the same portfolio managers currently managing each Munder Fund and opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of Victory’s distribution capabilities.

Your vote is truly important as every share counts toward reaching the required majority of shares present at the meeting as is required for the transaction.  Responses thus far have been overwhelmingly favorable, however due to a relative high vote requirement; we need your help to secure the remaining shares needed.

Voting by one of the following methods is quick and easy:

1.                                      Vote by Touch-tone Phone.  You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.                                      Vote via the Internet.  You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.                                      Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the adjourned Special Meeting on September 30, 2014.

Please help us by taking a couple minutes now to vote your shares.   Thank you in advance for your help.

Sincerely,

James V. FitzGerald

President, Munder Series Trust

MUNDER SERIES TRUST

480 Pierce Street, Birmingham, Michigan 48009

OBO